As filed with the Securities and Exchange Commission on October 19, 2001.
                                                  Commission File No. 333-57632
===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 5 TO
                                    FORM SB-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                INTEGRATED SPATIAL INFORMATION SOLUTIONS, INC.
                (Name of small business issuer in its charter)


         COLORADO                      7373                 84-0868815

      (State or other           (Primary Standard        (I.R.S. Employer
      jurisdiction of       Industrial Classification     Identification
     incorporation or              Code Number)               Number)
       organization)
                       ----------------------------------

                        19039 EAST PLAZA DRIVE, SUITE 245
                             PARKER, COLORADO 80134
                                 (720) 851-0716
                        (Address and Telephone Number of
                    Registrant's Principal Executive Office)

                 FREDERICK G. BEISSER, VICE PRESIDENT - FINANCE
                 INTEGRATED SPATIAL INFORMATION SOLUTIONS, INC.
                        19039 EAST PLAZA DRIVE, SUITE 245
                             PARKER, COLORADO 80134
                                 (720) 851-0716
            (Name, Address and Telephone Number of Agent for Service)

                                 With copies to:
                            LESTER R. WOODWARD, ESQ.
                              ROBERT P. ATTAI, ESQ.
                            DAVIS GRAHAM & STUBBS LLP
                       1550 SEVENTEENTH STREET, SUITE 500
                             DENVER, COLORADO 80202
                                 (303) 892-9400
                       ----------------------------------
          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as possible after the effective date of this Registration Statement.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _____________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _____________

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _____________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

================================================================================
      Title of Securities           Proposed Maximum           Amount of
        to be Registered        Aggregate Offering Price    Registration Fee
--------------------------------------------------------------------------------

                                           $0                     $0
Subscription Rights(1)
--------------------------------------------------------------------------------

Common Stock, no par value           $2,800,000(2)              $700(3)

================================================================================

(1) Evidencing the rights to subscribe for shares of common stock. Pursuant to Rule 457(g), no separate registration fee is required for the rights since they are being registered in the same registration statement as the common stock underlying the rights.

(2) Consists of 80,000,000 shares to be offered by the registrant pursuant to the rights offering at a price of $.035 per share. Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933 on the estimated maximum offering price of the common stock.

(3) Registration fee previously paid with initial filing.


    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

ITEM 27. EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
-------     ----------------------

2.1         Acquisition Agreement between DCX, Inc. and PlanGraphics, Inc.
            (filed with Current Report, Form 8-K, on September 24, 1997 and incorporated herein by reference)

3.1 Amended and Restated Articles of Incorporation of ISIS (filed with our Definitive Proxy Statement dated May 3, 1991 and incorporated herein by reference).

3.2 Articles of Amendment to the Articles of Incorporation dated November 6, 1996 (filed with Current Report, Form 8-K, on November 27, 1996 and incorporated herein by reference).

3.3 Articles of Amendment to the Articles of Incorporation dated July 30, 1997 (filed with Current Report, Form 8-K, on August 15, 1997 and incorporated herein by reference).
3.4 Bylaws of ISIS (filed with Registration Statement on Form S-18, file no. 33-1484 and incorporated herein by reference).

4.1 Specimen Stock Certificate (filed with Registration Statement on Form S-18, file no. 33-1484 and incorporated herein by reference).

4.2 ISIS 1991 Stock Option Plan (filed with Registration Statement on Form S-8 on September 30, 1996 and incorporated herein by reference).

4.3 ISIS 1995 Stock Incentive Plan (filed with Registration Statement on Form S-8 on September 30, 1996 and incorporated herein by reference).

4.4 ISIS Equity Incentive Plan (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

4.5 ISIS Equity Compensation Plan (filed with Registration Statement on Form S-8 on September 8, 1999 and incorporated herein by reference).

4.6         Form of Warrant to be issued to Crossways Consulting Group, Inc.
            and Brean Murray & Co., Inc. (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

5.1*        Opinion and Consent of Davis Graham & Stubbs LLP.

10.1 Escrow Agent Agreement with Branch Bank & Trust Company (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.2        Agreement for Services with Crossways Consulting Group, Inc.
            dated February 28, 2001. (filed with Registration Statement on Form SB-2 on March 26, 2001 and incorporated herein by reference).

10.3 Letter Agreement with Brean Murray & Co., Inc. dated March 13, 2001 (filed with Registration Statement on Form SB-2 on March 26, 2001 and incorporated herein by reference).

10.4 Executive Employment Agreement dated March 28, 1997 between ISIS and Frederick G. Beisser (filed with Quarter Report on Form 10-QSB on May 14, 1997 and incorporated herein by reference).

10.5 Executive Employment Agreement dated September 22, 1997 between ISIS and John C. Antenucci (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

10.6 Executive Employment Agreement dated September 22, 1997 between ISIS and J. Gary Reed (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

10.7        Agreement for Services dated July 1, 2001 between ISIS and Gary S.
            Murray (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.8 Consulting Services Agreement dated July 1, 2001 between ISIS and HumanVision L.L.C. (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.9 Convertible Promissory Note by and between ISIS and HumanVision L.L.C. (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.10 Stock Pledge Agreement by and between ISIS and HumanVision L.L.C. (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.11       Guaranty by ISIS in favor of HumanVision L.L.C. (filed with
            Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.12 Secured Promissory Note issued to BDO Seidman, LLP dated February 15, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.13 Promissory Note issued to Evans, Mechwart, Hambleton & Tilton, Inc. dated November 7, 2000 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.14 Convertible Promissory Note by and between ISIS and HumanVision, L.L.C. dated May 15, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.15 First Amendment to Promissory Notes by ISIS for the benefit of HumanVision LLC dated May 21, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.16 Loan Agreement dated May 31, 2001 by and between Branch Banking and Trust Company, PlanGraphics, Inc., John C. Antenucci and Robin L. Antenucci (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.17 Security Agreement dated May 31, 2001 by and between Branch Banking and Trust Company and PlanGraphics, Inc. (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.18 Promissory Note by PlanGraphics, Inc. in favor of Branch Banking and Trust Company dated May 31, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.19 Guaranty Agreement dated May 31, 2001 by John C. Antenucci (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.20 Customer Contract with the City of New York (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

21 List of Subsidiaries (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

23 Consent of BDO Seidman, LLP (filed with Registration Statement on Form SB-2/A on September 26, 2001 and incorporated herein by reference).

-------------------
*  Filed herewith.

                                   SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration to be signed on its behalf by the undersigned, in the City of Frankfurt, State of Kentucky on October 19, 2001.


                        INTEGRATED SPATIAL INFORMATION SOLUTIONS, INC.


                        By: /S/ JOHN C. ANTENUCCI
                        -------------------------------------------------------
                            John C. Antenucci
                            President and Acting Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Antenucci and Frederick G. Beisser, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and his name, place and stead, in any and all capabilities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits and schedules thereto, including any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto and other certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated:


/S/ JOHN C. ANTENUCCI                      President, Director and Acting       October 19, 2001
---------------------------------------    Chief Executive Officer
John C. Antenucci


/S/ FRED BEISSER                           Vice President - Finance and         October 19, 2001
---------------------------------------    Administration, Secretary,
Frederick G. Beisser                       Treasurer and Director (Principal
                                           Financial and Accounting Officer)


/S/ JOHN C. ANTENUCCI, ATTORNEY-IN-FACT    Chairman and Director                October 19, 2001
---------------------------------------
Gary S. Murray

/S/ JOHN C. ANTENUCCI, ATTORNEY-IN-FACT    Director                             October 19, 2001
---------------------------------------
J. Gary Reed

/S/ JOHN C. ANTENUCCI, ATTORNEY-IN-FACT    Director                             October 19, 2001
---------------------------------------
Ray O'Mara

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
-------     ----------------------

2.1         Acquisition Agreement between DCX, Inc. and PlanGraphics, Inc.
            (filed with Current Report, Form 8-K, on September 24, 1997 and incorporated herein by reference)

3.2 Amended and Restated Articles of Incorporation of ISIS (filed with our Definitive Proxy Statement dated May 3, 1991 and incorporated herein by reference).

3.2 Articles of Amendment to the Articles of Incorporation dated November 6, 1996 (filed with Current Report, Form 8-K, on November 27, 1996 and incorporated herein by reference).

3.3 Articles of Amendment to the Articles of Incorporation dated July 30, 1997 (filed with Current Report, Form 8-K, on August 15, 1997 and incorporated herein by reference).
3.4 Bylaws of ISIS (filed with Registration Statement on Form S-18, file no. 33-1484 and incorporated herein by reference).

4.3 Specimen Stock Certificate (filed with Registration Statement on Form S-18, file no. 33-1484 and incorporated herein by reference).

4.4 ISIS 1991 Stock Option Plan (filed with Registration Statement on Form S-8 on September 30, 1996 and incorporated herein by reference).

4.3 ISIS 1995 Stock Incentive Plan (filed with Registration Statement on Form S-8 on September 30, 1996 and incorporated herein by reference).

4.4 ISIS Equity Incentive Plan (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

4.5 ISIS Equity Compensation Plan (filed with Registration Statement on Form S-8 on September 8, 1999 and incorporated herein by reference).

4.6         Form of Warrant to be issued to Crossways Consulting Group, Inc.
            and Brean Murray & Co., Inc. (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

5.1*        Opinion and Consent of Davis Graham & Stubbs LLP.

10.1 Escrow Agent Agreement with Branch Bank & Trust Company (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.2        Agreement for Services with Crossways Consulting Group, Inc.
            dated February 28, 2001. (filed with Registration Statement on Form SB-2 on March 26, 2001 and incorporated herein by reference).

10.3 Letter Agreement with Brean Murray & Co., Inc. dated March 13, 2001 (filed with Registration Statement on Form SB-2 on March 26, 2001 and incorporated herein by reference).

10.4 Executive Employment Agreement dated March 28, 1997 between ISIS and Frederick G. Beisser (filed with Quarter Report on Form 10-QSB on May 14, 1997 and incorporated herein by reference).

10.5 Executive Employment Agreement dated September 22, 1997 between ISIS and John C. Antenucci (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

10.6 Executive Employment Agreement dated September 22, 1997 between ISIS and J. Gary Reed (filed with Annual Report on Form 10-KSB on January 13, 1998 and incorporated herein by reference).

10.7        Agreement for Services dated July 1, 2001 between ISIS and Gary S.
            Murray (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.8 Consulting Services Agreement dated July 1, 2001 between ISIS and HumanVision L.L.C. (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

10.9 Convertible Promissory Note by and between ISIS and HumanVision L.L.C. (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.10 Stock Pledge Agreement by and between ISIS and HumanVision L.L.C. (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.11       Guaranty by ISIS in favor of HumanVision L.L.C. (filed with
            Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

10.12 Secured Promissory Note issued to BDO Seidman, LLP dated February 15, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).


10.13 Promissory Note issued to Evans, Mechwart, Hambleton & Tilton, Inc. dated November 7, 2000 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.14 Convertible Promissory Note by and between ISIS and HumanVision, L.L.C. dated May 15, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.15 First Amendment to Promissory Notes by ISIS for the benefit of HumanVision LLC dated May 21, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.16 Loan Agreement dated May 31, 2001 by and between Branch Banking and Trust Company, PlanGraphics, Inc., John C. Antenucci and Robin L. Antenucci (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.17 Security Agreement dated May 31, 2001 by and between Branch Banking and Trust Company and PlanGraphics, Inc. (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.18 Promissory Note by PlanGraphics, Inc. in favor of Branch Banking and Trust Company dated May 31, 2001 (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.19 Guaranty Agreement dated May 31, 2001 by John C. Antenucci (filed with Registration Statement on Form SB-2/A on June 13, 2001 and incorporated herein by reference).

10.20 Customer Contract with the City of New York (filed with Registration Statement on Form SB-2/A on August 20, 2001 and incorporated herein by reference).

21 List of Subsidiaries (filed with Annual Report on Form 10-KSB on February 20, 2001 and incorporated herein by reference).

23 Consent of BDO Seidman, LLP (filed with Registration Statement on Form SB-2/A on September 26, 2001 and incorporated herein by reference).

-------------------
*   Filed herewith.